UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street

Rockville, Maryland 20852-4041

(301) 998-8100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 8.01.	Other Events.

The information included in Exhibit 99.1 (the “Tax Exhibit”) to this Current Report on Form 8-K provides a summary of additional material federal income tax considerations relevant to an investment in equity securities of Federal Realty Investment Trust (the “Company”). The information in the Tax Exhibit amends in part the discussion under the heading “Material Federal Income Tax Considerations” contained in or incorporated by reference into registration statements filed by the Company under the Securities Act of 1933, as amended, remaining effective as of, and filed prior to, the date of this Current Report on Form 8-K, and the Tax Exhibit shall be deemed incorporated by reference into each such registration statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Additional Material Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: February 14, 2013	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary